PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

PROSPECTUS DATED JUNE 26, 1998

----------------------------------------------------------------

Prudential Small-Cap Quantum Fund, Inc. (the Fund) is a diversified, open-end, management investment company with an investment objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated June 26, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS SMALL-CAP QUANTUM FUND?

    Prudential Small-Cap Quantum Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity-related securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    The small-cap companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. In addition, these companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .60 of 1% of average daily net assets of the Fund. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $66.8 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 13.

  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and/or service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 13.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A or Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 19 and "Shareholder Guide--Shareholder Services" at page 30.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 19.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:

     - Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.

     - Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining to zero from 5% of the lower of the amount invested or the redemption proceeds), which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares approximately seven years after purchase.

     - Class C Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares, but Class C shares do not convert to another class.

     - Class Z Shares: Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 20.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z Shares. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to pay dividends of net investment income, if any, annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

                                 FUND EXPENSES

                                        CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                        --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................       5%                     None                          None                   None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............      None         5% during the first year,       1% on redemptions made          None
                                                         decreasing by 1% annually to   within one year of purchase
                                                          1% in the fifth and sixth
                                                         years and 0% in the seventh
                                                                    year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..............      None                    None                          None                   None
    Redemption Fees....................      None                    None                          None                   None
    Exchange Fee.......................      None                    None                          None                   None

                                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                         --------------   --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................        .60%             .60%             .60%             .60%
    12b-1 Fees (After Reduction).......        .25%++          1.00%            1.00%            None
    Other Expenses.....................        .37%             .37%             .37%             .37%
                                               ---              ---              ---              ---
    Total Fund Operating Expenses
     (After Reduction).................       1.22%            1.97%            1.97%             .97%
                                               ---              ---              ---              ---
                                               ---              ---              ---              ---

                                          1 YEAR   3 YEARS
                                          ------   -------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................   $62       $87
    Class B.............................   $70       $92
    Class C.............................   $30       $62
    Class Z.............................   $10       $31
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................   $62       $87
    Class B.............................   $20       $62
    Class C.............................   $20       $62
    Class Z.............................   $10       $31

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Fund's fiscal period ended March 31, 1998, although "Other Expenses" are estimated for the fiscal year ending March 31, 1999, and include Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

+ Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. See "How the Fund is Managed-- Distributor." Total Fund Operating Expenses without such limitation for Class A shares would be 1.27%.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (CLASS A , CLASS B, CLASS C AND CLASS Z SHARES)

  The following financial highlights for Class A, Class B, Class C and Class Z shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                       CLASS A       CLASS B       CLASS C       CLASS Z
                                                      ---------     ---------     ---------     ---------
                                                      NOVEMBER      NOVEMBER      NOVEMBER      NOVEMBER
                                                         10,           10,           10,           10,
                                                       1997(a)       1997(a)       1997(a)       1997(a)
                                                         TO            TO            TO            TO
                                                      MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                        1998          1998          1998          1998
                                                      ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  10.00      $  10.00      $  10.00      $  10.00
                                                      ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................         .02          (.01)         (.01)          .02
Net realized and unrealized gain on investment
  transactions....................................         .94           .94           .94           .95
                                                      ---------     ---------     ---------     ---------
Total from investment operations..................         .96           .93           .93           .97
                                                      ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS
Distributions in excess of net investment
  income..........................................        (.01)           --            --          (.01)
                                                      ---------     ---------     ---------     ---------
Net asset value, end of period....................    $  10.95      $  10.93      $  10.93      $  10.96
                                                      ---------     ---------     ---------     ---------
                                                      ---------     ---------     ---------     ---------

TOTAL RETURN (b):.................................        9.60%         9.31%         9.31%         9.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................    $115,621      $196,671      $ 36,628      $  4,039
Average net assets (000)..........................    $106,453      $170,484      $ 34,000      $  2,709
Ratios to average net assets (c):
  Expenses, including distribution fees...........        1.22%         1.97%         1.97%          .97%
  Expenses, excluding distribution fees...........         .97%          .97%          .97%          .97%
  Net investment income (loss)....................         .47%         (.29)%        (.29)%         .51%
Portfolio turnover rate...........................          39%           39%           39%           39%
Average commission rate paid per share............    $  .0445      $  .0445      $  .0445      $  .0445

---------------

   (a)  Commencement of investment operations.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INTENDS TO INVEST PRIMARILY (AT LEAST 80% OF ITS TOTAL ASSETS) IN EQUITY-RELATED SECURITIES OF SMALL-CAP U.S. COMPANIES. THE INVESTMENT ADVISER CONSIDERS SMALL-CAP COMPANIES TO BE THOSE WITH MARKET CAPITALIZATIONS OF LESS THAN $1.5 BILLION. THE FUND'S PORTFOLIO MANAGER WILL EMPLOY COMPUTER-DRIVEN QUANTITATIVE STRATEGIES TO CONSTRUCT A PORTFOLIO DESIGNED TO MAXIMIZE EXPECTED RETURNS WHILE ATTEMPTING TO CONTROL RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE. See "Investment Objective and Policies" in the Statement of Additional Information.

  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  THE PROCESS. The portfolio manager will employ computer-driven quantitative strategies to select stocks and their weightings with the goal of constructing a portfolio that maximizes expected return while attempting to control risk. The analysis of individual stocks is based on a multi-factor quantitative stock valuation model (the QV Model) which was developed and is maintained by Prudential Securities Incorporated's Quantitative Analysis Group. The QV model ranks stocks according to three general categories of factors: current valuation; profitability momentum; and surprise. The QV Model is more fully described in the QV Model Appendix. The portfolio manager may invest at different times and in different amounts than recommended by the QV Model as published by Prudential Securities based on quantitative analysis and market conditions.

  EQUITY-RELATED SECURITIES

  Equity-related securities are common stocks, preferred stocks, rights, warrants, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investment and American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). Purchased options are not considered equity-related securities for these purposes. The Fund will not invest more than 5% of total assets in unattached rights and warrants within the 80% policy. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. ADRs and ADSs are included within the 80% policy. A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time.

  The Fund intends primarily to purchase securities of companies with market capitalizations of less than $1.5 billion. Market capitalization is measured at the time of purchase. If the Fund holds a security of a company whose market capitalization exceeds $2.5 billion, that security will be sold in a timely manner.

  Although a small-cap fund, the Fund may also invest up to 20% of its total assets in equity securities of companies with market capitalizations of greater than $1.5 billion, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, rights, warrants, derivatives and cash. The Fund may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign issuers and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "Other Investments and Policies--Foreign Investments" below.

  Securities of small-cap companies have historically been more volatile than those in the Standard & Poor's S&P 500 Stock Index or the broader market. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than the broad market. In addition, small-cap companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements (described more fully below) and cash (foreign currencies or U.S. dollars). Foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

  In addition, the portfolio manager may invest in securities other than recommended by the quantitative model when adverse market or economic conditions warrant a temporary defensive strategy.

  The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the 80% policy. See "Other Investments and Policies" below.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

OTHER INVESTMENTS AND POLICIES

  FOREIGN INVESTMENTS

  THE FUND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN ISSUERS. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities. Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio containing foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

  There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

  SHORT SELLING

  The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with the Fund's custodian cash or other liquid assets, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

  The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

  U.S. GOVERNMENT SECURITIES

  The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  MONEY MARKET INSTRUMENTS

  The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may hold cash or invest in money market instruments without limit for temporary defensive purposes. To the extent that the Fund otherwise holds cash or invests in money market instruments, it is subject to its investment policies described above.

  PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is generally not expected to exceed 200%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  BORROWING

  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objective and Policies--Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equivalent to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 33 1/3% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-isued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The

Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options on equity securities, stock indices and futures contracts and options thereon on indices. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON FINANCIAL INDICES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities Indices" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE POSITION SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE POSITION SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying securities that comprise the index or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objective and Policies--Options on Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of call options the Fund may write.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS ITS INVESTORS,

MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

  STOCK INDEX FUTURES. The Fund may use stock index futures traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the CFTC. The Fund primarily intends to use stock index futures to facilitate new investments or funding redemptions.

  A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH THE WRITER (OR SELLER) OF THE CONTRACT AGREES TO DELIVER TO THE BUYER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked to market."

  OPTIONS ON STOCK INDEX FUTURES. The Fund may also purchase and write options on stock index futures for certain hedging, return enhancement and risk management purposes. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short positiion if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

  FUTURES CONTRACTS ON FOREIGN CURRENCIES. THE FUND MAY BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES SUCH AS THE EUROPEAN CURRENCY UNIT, AND PURCHASE AND WRITE OPTIONS THEREON FOR HEDGING AND RISK MANAGEMENT PURPOSES. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, INTER ALIA, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, I.E., "marked-to-market."

  LIMITATIONS ON PURCHASES AND SALES OF FUTURES CONTRACTS AND OPTIONS THEREON. Under the regulations of the Commodity Exchange Act, an investment company registered under the Investment Company Act is exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.

  Futures contracts and related options are generally subject to segregation requirements of the Commission and the coverage requirement of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON MAY ALSO BE LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes, Dividends and Distributions" and "Investment Objective and Policies" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal period ended March 31, 1998, the Fund's annualized total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.22%, 1.97%, 1.97% and .97%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. See "Manager" in the Statement of Additional Information.

  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $66.8 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER THE SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The Fund's portfolio manager is John Leib, CFA, a vice president of Prudential Investments, who is responsible for the day-to-day management of the Fund. He manages the Fund with the help of a team of investment professionals. Mr. Leib and the team manage another quantitative strategy portfolio, which Mr. Leib has managed since 1988. Mr. Leib primarily manages institutional portfolios totaling over $3 billion in assets as of May 31, 1998. Mr. Leib joined Prudential in 1987 as a quantitative analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE THAT SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as the distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal period ended March 31, 1998, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fee for the Class A shares as described under "Distributor." Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND INTENDS TO ELECT TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary gain or loss.

These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholders whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20% and the maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than 18 months will be considered in determing a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds, payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON FEBRUARY 4, 1997. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, each of which consists of 500 million authorized shares. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/ or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from the Transfer Agent or the Distributor. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at
(800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small-Cap Quantum Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small-Cap Quantum Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12b-1 FEES
                                              (AS A % OF
                                          AVERAGE DAILY NET
                  SALES CHARGE                 ASSETS)               OTHER INFORMATION
         ------------------------------  --------------------  ------------------------------
CLASS A  Maximum initial sales charge    .30 of 1% (currently  Initial sales charge waived or
         of 5% of the public offering    being charged at a    reduced for certain purchases
         price                           rate of .25 of 1%)
CLASS B  Maximum CDSC of 5% of the                1%           Shares convert to Class A
         lesser of the amount invested                         shares approximately seven
         or the redemption proceeds;                           years after purchase
         declines to zero after six
         years
CLASS C  Maximum CDSC of 1% of the                1%           Shares do not convert to
         lesser of the amount invested                         another class
         or the redemption proceeds on
         redemptions made within one
         year of purchase
CLASS Z  None                                    None          Sold to a limited group of
                                                               investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION AS
                                 PERCENTAGE OF     PERCENTAGE OF       PERCENTAGE OF
AMOUNT OF PURCHASE              OFFERING PRICE    AMOUNT INVESTED      OFFERING PRICE
------------------------------  ---------------   ---------------   --------------------
Less than $25,000                    5.00%             5.26%               4.75%
$25,000 to $49,999                   4.50%             4.71%               4.25%
$50,000 to $99,999                   4.00%             4.17%               3.75%
$100,000 to $249,999                 3.25%             3.36%               3.00%
$250,000 to $499,999                 2.50%             2.56%               2.40%
$500,000 to $999,999                 2.00%             2.04%               1.90%
$1,000,000 and above                  None              None                None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of the Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons who distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest

Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The Program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free, rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vi) employees of Prudential or Prudential Securities who participate in an employer-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, Distributor or one of their affiliates may pay Dealers, financial advisers and other persons who distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION

REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. If you hold shares through a Dealer, payment for shares presented for redemption will be credited to your account at your Dealer unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge (CDSC) declining to zero from 5% over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                 CONTINGENT DEFERRED SALES CHARGE
YEAR SINCE PURCHASE             AS A PERCENTAGE OF DOLLARS INVESTED
  PAYMENT MADE                        OR REDEMPTION PROCEEDS
------------------------------  -----------------------------------
First.........................                 5.0%
Second........................                 4.0%
Third.........................                 3.0%
Fourth........................                 2.0%
Fifth.........................                 1.0%
Sixth.........................                 1.0%
Seventh.......................                 None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2 and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, I.E., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY,

OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares." An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, PruSec or another Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                 (This page has been left blank intentionally.)

                                    APPENDIX

BACKGROUND ON PRUDENTIAL SECURITIES SMALL-CAP MULTIFACTOR MODEL (QV MODEL)

  The QV Model, developed by Prudential Securities' Quantitative Analysis Group, is a multifactor stock ranking model which incorporates components stressing valuation, momentum in earnings and surprise. Claudia Mott researches and publishes the small-cap version for Prudential Securities.

  Ms. Mott is a First Vice President of Prudential Securities and Director of Small-Cap Research. She provides quantitative research to the small-cap and mid-cap investment communities in the form of stock valuation and earnings surprise models as well as topical studies and screens. She is well known for her work on the various benchmarks used to measure small-cap and mid-cap performance.

  Ms. Mott joined Prudential Securities in 1986 as a quantitative analyst supporting the existing large-cap quantitative model and related screening software. She was voted to Institutional Investor magazine's annual research all-star team in each of the past six years, ranking first in the small-company category for the past four years. Prior to joining Prudential Securities, she was a senior consultant for Interactive Data Corporation in Boston and a financial analyst for Boston Gas Company.

THE PROCESS

  THE QV MODEL

  Approximately 1,500 stocks with market capitalizations generally between $100 million and $1.5 billion are ranked according to eight fundamental factors from QV1 (best) through QV5 (worst). Each fifth is given an equal weighting of 20%.

  The eight factors are broken into three general categories or "blocks": value, momentum and surprise. The components of each "block" are as follows.

Value                       Book/Price
                            Cash Flow Yield
                            Implied Return from Internal Growth
                            Relative P/E Comparison
                            Structured Dividend Discount Model

Momentum                    Profitability Momentum (return on
                            invested capital)

Surprise                    Estimate Revision
                            Earnings Surprise

Each of the factor weightings is a result of its past performance and the value it added to the Model's overall performance. Weightings are re-balanced monthly based on the results of a multiple regression, which measures each factor's performance over the prior month (although the Fund is rebalanced quarterly). A single score for each stock is calculated on the weighted average of the percentile rankings of the factors. These scores are ranked and grouped into quintiles to get a QV Rank.

  THE OPTIMIZATION PROCESS

  The Fund's portfolio manager, Mr. Leib will use the QV rankings provided by the Prudential Securities Quantitative Analysis Group. Mr. Leib and his team will then apply quantitative analysis to determine stock selections and weightings with the objective of maximizing expected return while controlling portfolio risk relative to the Standard & Poor's Small Cap 600 Index (S&P Small-Cap 600). As part of this quantitative analysis, a risk/return analysis is performed and the liquidity of the individual stock selections and sector weightings relative to the S&P Small-Cap 600 are also considered.

  The Fund portfolio will be derived from stocks in the QV1 QV2 and possibly QV3 quintiles by an optimization process provided by a recognized financial consulting firm. The optimization process chooses stocks to maximize the portfolio's expected return while minimizing total portfolio risk relative to the S&P 600.

  The portfolio will be rebalanced at least quarterly. At rebalancing, the portfolio manager purchases stocks in the QV1 and QV2 quintiles, may hold stocks in the QV3 quintile and will sell stocks in the QV4 and QV5 quintiles. Stocks may be sold for other considerations, including risk and sector representation.

  In general, the Fund intends to hold up to 250 stocks with no single-issue representing more than 2% of the total assets at the time of rebalancing.

PERFORMANCE OF THE FUND

  The average annual total returns of the Fund from inception (November 10, 1997) through March 31, 1998 for the Class A, Class B, Class C and Class Z shares were 4.09%, 4.31%, 8.31% and 9.74%, respectively (unannualized). The total return of the Fund from inception (November 10, 1997) through March 31, 1998 for the Class A, Class B, Class C and Class Z shares were 9.60%, 9.31%, 9.31% and 9.74%, respectively. Total returns do not reflect the deduction of applicable sales charges.

PERFORMANCE OF THE SMALL-CAP QUANTUM PILOT ACCOUNT

  Using the QV Model Portfolio strategy from January 3, 1997 (inception date) through October 31, 1997, the Small-Cap Quantum Pilot Account (Pilot Account) returned 32.67%. For the same period, the S&P Small-Cap 600 returned 25.01%. The performance of the Pilot Account is not the past, present or future performance of the Prudential Small-Cap Quantum Fund, Inc. With the deduction of estimated total operating expenses of 1.22% for the Class A shares of the Fund and the deduction of the front-end sales charge that applies to Class A shares, the cumulative total return for the same period is 31.66% for the Pilot Account.

  Source: The Prudential Investment Corporation

(1) The Pilot Account, representing approximately $12 million in assets, was managed by Prudential Investment Corporation. The investment objectives, policies and techniques (including quarterly re-balancing) of the Pilot Account are substantially similar to those of the Fund. The performance of the Pilot Account shown is not the performance of the Fund and should not be considered indicative of the Fund's future performance. The future performance of the Fund may differ from the past performance of the Pilot Account for several reasons, including because (1) to manage the Fund to comply with federal tax laws, the investment manager may make investments that differ from the QV Model, and (2) the investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code, which may adversely affect performance, do not apply to the Pilot Account.

    The performance results shown for the Pilot Account reflect the deduction of transaction costs and have been adjusted for the total operating expenses of 1.22% for the Class A shares of the Fund. The Fund also offers other classes of shares with different operating expenses and sales load options which do affect performance. The performance results assume that all dividends and distributions were reinvested.

(2) The S&P Small-Cap 600 Index is a capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors. The S&P Small-Cap 600 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation and fluctuate in value.

*  These results are unaudited.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------
Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------
Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------
- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    7
  Hedging and Return Enhancement Strategies.................................   10
  Investment Restrictions...................................................   12
HOW THE FUND IS MANAGED.....................................................   13
  Manager...................................................................   13
  Distributor...............................................................   13
  Fee Waivers and Subsidy...................................................   15
  Portfolio Transactions....................................................   15
  Custodian and Transfer and Dividend Disbursing Agent......................   15
  Year 2000.................................................................   15
HOW THE FUND VALUES ITS SHARES..............................................   15
HOW THE FUND CALCULATES PERFORMANCE.........................................   16
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   16
GENERAL INFORMATION.........................................................   18
  Description of Common Stock...............................................   18
  Additional Information....................................................   19
SHAREHOLDER GUIDE...........................................................   19
  How to Buy Shares of the Fund.............................................   19
  Alternative Purchase Plan.................................................   20
  How to Sell Your Shares...................................................   24
  Conversion Feature--Class B Shares........................................   28
  How to Exchange Your Shares...............................................   28
  Shareholder Services......................................................   30
APPENDIX....................................................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1

-------------------------------------------

MF176A

                                       Class A:    74436N-10-8
                                       Class B:    74436N-20-7
                        CUSIP Nos.:    Class C:    74436N-30-6
                                       Class Z:    74436N-40-5

PRUDENTIAL
SMALL-CAP
QUANTUM
FUND, INC.

                                                                      PROSPECTUS
                                                                   June 26, 1998

       ---------------------

       [LOGO] PRUDENTIAL
              INVESTMENTS

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

PROSPECTUS DATED JUNE 26, 1998

----------------------------------------------------------------

Prudential Small-Cap Quantum Fund, Inc. (the Fund) is a diversified, open-end, management investment company with an investment objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated June 26, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS SMALL-CAP QUANTUM FUND?

    Prudential Small-Cap Quantum Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity-related securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    The small-cap companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. In addition, these companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .60 of 1% of average daily net assets of the Fund. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $66.8 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 13.

  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and/or service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A or Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 19 and "Shareholder Guide--Shareholder Services" at page 29.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge, which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 19.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 5% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining to zero from 5% of the lower of the amount invested or the redemption proceeds), which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares approximately seven years after purchase.

     - Class C Shares:   Sold without an initial sales charge but, for one
                         year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares, but Class C shares do not convert to another class.

     - Class Z Shares:   Sold without either an initial or CDSC to a limited
                         group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses. See "Shareholder Guide--Alternative
                         Purchase Plan" at page 20.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to pay dividends of net investment income, if any, annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES

                                                                                               CLASS C
                                                    CLASS A SHARES       CLASS B SHARES         SHARES      CLASS Z SHARES
                                                    --------------   ----------------------  ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases (as a
      percentage of offering price)...............          5%                None              None             None
    Maximum Deferred Sales Load (as a percentage
      of original purchase price or redemption
      proceeds, whichever is lower)...............       None        5% during the first     1% on               None
                                                                     year, decreasing by 1%  redemp-
                                                                     annually to 1% in the   tions made
                                                                     fifth and sixth years   within one
                                                                     and 0% in the           year of
                                                                     seventh year*           purchase
    Maximum Sales Load Imposed on Reinvested
      Dividends...................................    None                    None              None          None
    Redemption Fees...............................    None                    None              None          None
    Exchange Fee..................................    None                    None              None          None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)      CLASS A SHARES     CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                               --------------     --------------   --------------   --------------
Management Fees..............................            .60 %              .60 %            .60 %            .60 %
12b-1 Fees (After Reduction).................            .25 %++           1.00 %           1.00 %            None
Other Expenses...............................            .37%               .37%             .37%             .37%
                                               --------------     --------------   --------------   --------------
Total Fund Operating Expenses (After
 Reduction)..................................           1.22%              1.97%            1.97%             .97%
                                               --------------     --------------   --------------   --------------
                                               --------------     --------------   --------------   --------------

EXAMPLE                                             1 YEAR   3 YEARS
                                                    ------   -------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
    Class A.......................................   $62       $87
    Class B.......................................   $70       $92
    Class C.......................................   $30       $62
    Class Z.......................................   $10       $31
You would pay the following expenses on the same
investment, assuming no redemption:
    Class A.......................................   $62       $87
    Class B.......................................   $20       $62
    Class C.......................................   $20       $62
    Class Z.......................................   $10       $31

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Fund's fiscal period ended March 31, 1998, although "Other Expenses" are estimated for the fiscal year ending March 31, 1999, and include Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.
   ------------------------
    * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
    + Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
   ++ Although the Class A Distribution and Service Plan provides that the
      Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses without such limitation for Class A shares would be 1.27%.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (CLASS A , CLASS B, CLASS C AND CLASS Z SHARES)

  The following financial highlights for Class A, Class B, Class C and Class Z shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                    CLASS A    CLASS B    CLASS C   CLASS Z
                                                    --------   --------   -------   --------
                                                    NOVEMBER   NOVEMBER   NOVEMBER  NOVEMBER
                                                      10,        10,      10,         10,
                                                    1997(a)    1997(a)    1997(a)   1997(a)
                                                       TO         TO        TO         TO
                                                     MARCH      MARCH      MARCH     MARCH
                                                      31,        31,        31,       31,
                                                      1998       1998      1998       1998
                                                    --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 10.00    $ 10.00    $10.00    $ 10.00
                                                    --------   --------   -------   --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................      .02       (.01)     (.01)       .02
Net realized and unrealized gain on investment
  transactions....................................      .94        .94       .94        .95
                                                    --------   --------   -------   --------
Total from investment operations..................      .96        .93       .93        .97
                                                    --------   --------   -------   --------

LESS DISTRIBUTIONS
Distributions in excess of net investment
  income..........................................     (.01)        --        --       (.01)
                                                    --------   --------   -------   --------
Net asset value, end of period....................  $ 10.95    $ 10.93    $10.93    $ 10.96
                                                    --------   --------   -------   --------
                                                    --------   --------   -------   --------

TOTAL RETURN (B):.................................     9.60%      9.31%     9.31%      9.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $115,621   $196,671   $36,628   $ 4,039
Average net assets (000)..........................  $106,453   $170,484   $34,000   $ 2,709
Ratios to average net assets (c):
  Expenses, including distribution fees...........     1.22%      1.97%     1.97%       .97%
  Expenses, excluding distribution fees...........      .97%       .97%      .97%       .97%
  Net investment income (loss)....................      .47%      (.29)%    (.29)%      .51%
Portfolio turnover rate...........................       39%        39%       39%        39%
Average commission rate paid per share............  $ .0445    $ .0445    $.0445    $ .0445

---------------

   (a)  Commencement of investment operations.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INTENDS TO INVEST PRIMARILY (AT LEAST 80% OF ITS TOTAL ASSETS) IN EQUITY-RELATED SECURITIES OF SMALL-CAP U.S. COMPANIES. THE INVESTMENT ADVISER CONSIDERS SMALL-CAP COMPANIES TO BE THOSE WITH MARKET CAPITALIZATIONS OF LESS THAN $1.5 BILLION. THE FUND'S PORTFOLIO MANAGER WILL EMPLOY COMPUTER-DRIVEN QUANTITATIVE STRATEGIES TO CONSTRUCT A PORTFOLIO DESIGNED TO MAXIMIZE EXPECTED RETURNS WHILE ATTEMPTING TO CONTROL RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

  THE PROCESS. The portfolio manager will employ computer-driven quantitative strategies to select stocks and their weightings with the goal of constructing a portfolio that maximizes expected return while attempting to control risk. The analysis of individual stocks is based on a multi-factor quantitative stock valuation model (the QV Model) which was developed and is maintained by Prudential Securities Incorporated's Quantitative Analysis Group. The QV model ranks stocks according to three general categories of factors: current valuation; profitability momentum; and surprise. The QV Model is more fully described in the QV Model Appendix. The portfolio manager may invest at different times and in different amounts than recommended by the QV Model as published by Prudential Securities based on quantitative analysis and market conditions.

  EQUITY-RELATED SECURITIES

  Equity-related securities are common stocks, preferred stocks, rights, warrants, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investment and American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). Purchased options are not considered equity-related securities for these purposes. The Fund will not invest more than 5% of total assets in unattached rights and warrants within the 80% policy. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. ADRs and ADSs are included within the 80% policy. A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time.

  The Fund intends primarily to purchase securities of companies with market capitalizations of less than $1.5 billion. Market capitalization is measured at the time of purchase. If the Fund holds a security of a company whose market capitalization exceeds $2.5 billion, that security will be sold in a timely manner.

  Although a small-cap fund, the Fund may also invest up to 20% of its total assets in equity securities of companies with market capitalizations of greater than $1.5 billion, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, rights, warrants, derivatives and cash. The Fund may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign issuers and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "Other Investments and Policies--Foreign Investments" below.

  Securities of small-cap companies have historically been more volatile than those in the Standard & Poor's S&P 500 Stock Index or the broader market. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than the broad market. In addition, small-cap companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements (described more fully below) and cash (foreign currencies or U.S. dollars). Foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

  In addition, the portfolio manager may invest in securities other than recommended by the quantitative model when adverse market or economic conditions warrant a temporary defensive strategy.

  The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the 80% policy. See "Other Investments and Policies" below.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

OTHER INVESTMENTS AND POLICIES

  FOREIGN INVESTMENTS

  THE FUND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN ISSUERS. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities. Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio containing foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

  There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

  SHORT SELLING

  The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with the Fund's custodian cash or other liquid assets, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

  The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

  U.S. GOVERNMENT SECURITIES

  The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  MONEY MARKET INSTRUMENTS

  The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may hold cash or invest in money market instruments without limit for temporary defensive purposes. To the extent that the Fund otherwise holds cash or invests in money market instruments, it is subject to its investment policies described above.

  PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is generally not expected to exceed 200%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  BORROWING

  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objective and Policies--Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equivalent to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 33 1/3% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-isued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options on equity securities, stock indices and futures contracts and options thereon on indices. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON FINANCIAL INDICES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities Indices" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE POSITION SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE POSITION SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying securities that comprise the index or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objective and Policies--Options on Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of call options the Fund may write.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

  STOCK INDEX FUTURES. The Fund may use stock index futures traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the CFTC. The Fund primarily intends to use stock index futures to facilitate new investments or funding redemptions.

  A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH THE WRITER (OR SELLER) OF THE CONTRACT AGREES TO DELIVER TO THE BUYER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked to market."

  OPTIONS ON STOCK INDEX FUTURES. The Fund may also purchase and write options on stock index futures for certain hedging, return enhancement and risk management purposes. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short positiion if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

  FUTURES CONTRACTS ON FOREIGN CURRENCIES. THE FUND MAY BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES SUCH AS THE EUROPEAN CURRENCY UNIT, AND PURCHASE AND WRITE OPTIONS THEREON FOR HEDGING AND RISK MANAGEMENT PURPOSES. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, INTER ALIA, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, I.E., "marked-to-market."

  LIMITATIONS ON PURCHASES AND SALES OF FUTURES CONTRACTS AND OPTIONS THEREON. Under the regulations of the Commodity Exchange Act, an investment company registered under the Investment Company Act is exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.

  Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON MAY ALSO BE LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes, Dividends and Distributions" and "Investment Objective and Policies" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal period ended March 31, 1998, the Fund's annualized total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.22%, 1.97%, 1.97% and .97%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. See "Manager" in the Statement of Additional Information.

  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $66.8 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER THE SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The Fund's portfolio manager is John Leib, CFA, a vice president of Prudential Investments, who is responsible for the day-to-day management of the Fund. He manages the Fund with the help of a team of investment professionals. Mr. Leib and the team manage another quantitative strategy portfolio, which Mr. Leib has managed since 1988. Mr. Leib primarily manages institutional portfolios totaling over $3 billion in assets as of May 31, 1998. Mr. Leib joined Prudential in 1987 as a quantitative analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE THAT SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as the distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal period ended March 31, 1998, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fee for the Class A shares as described under "Distributor." Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND

  THE FUND INTENDS TO ELECT TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

  TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholders whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20% and the maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than 18 months will be considered in determing a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds, payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance Unit, P.O. Box 15035, New Brunswick, New Jersey 08906-0515. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON FEBRUARY 4, 1997. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, each of which consists of 500 million authorized shares. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/ or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Dealers will not receive stock certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at
(800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small-Cap Quantum Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small-Cap Quantum Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12b-1 FEES
                                          (AS A % OF AVERAGE
                  SALES CHARGE            DAILY NET ASSETS)          OTHER INFORMATION
         ------------------------------  --------------------  ------------------------------
CLASS A  Maximum initial sales charge    .30 of 1% (currently  Initial sales charge waived or
         of 5% of the public offering    being charged at a    reduced for certain purchases
         price                           rate of .25 of 1%)

CLASS B  Maximum CDSC of 5% of the                1%           Shares convert to Class A
         lesser of the amount invested                         shares approximately seven
         or the redemption proceeds;                           years after purchase
         declines to zero after six
         years
CLASS C  Maximum CDSC of 1% of the                1%           Shares do not convert to
         lesser of the amount invested                         another class
         or the redemption proceeds on
         redemptions made within one
         year of purchase
CLASS Z  None                                    None          Sold to a limited group of
                                                               investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION AS
                                 PERCENTAGE OF     PERCENTAGE OF       PERCENTAGE OF
AMOUNT OF PURCHASE              OFFERING PRICE    AMOUNT INVESTED      OFFERING PRICE
------------------------------  ---------------   ---------------   --------------------
Less than $25,000                    5.00%             5.26%               4.75%
$25,000 to $49,999                   4.50%             4.71%               4.25%
$50,000 to $99,999                   4.00%             4.17%               3.75%
$100,000 to $249,999                 3.25%             3.36%               3.00%
$250,000 to $499,999                 2.50%             2.56%               2.40%
$500,000 to $999,999                 2.00%             2.04%               1.90%
$1,000,000 and above                  None              None                None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of the Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons who distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account recordkeeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer, (f) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free, rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the
Fund); (vi) employees of certain affiliates of the Distributor who participate in an employer-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, Distributor or one of their affiliates may pay Dealers, financial advisers and other persons who distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges." If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. If you hold shares through a Dealer, payment for shares presented for redemption will be credited to your account at your Dealer unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge (CDSC) declining to zero from 5% over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                 CONTINGENT DEFERRED SALES CHARGE
YEAR SINCE PURCHASE             AS A PERCENTAGE OF DOLLARS INVESTED
  PAYMENT MADE                        OR REDEMPTION PROCEEDS
------------------------------  -----------------------------------
First.........................                 5.0%
Second........................                 4.0%
Third.........................                 3.0%
Fourth........................                 2.0%
Fifth.........................                 1.0%
Sixth.........................                 1.0%
Seventh.......................                 None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2 and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, I.E., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares." An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account. For additional information about this service, you may contact the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                    APPENDIX

BACKGROUND ON PRUDENTIAL SECURITIES' SMALL-CAP MULTIFACTOR MODEL (QV MODEL)

  The QV Model, developed by Prudential Securities' Quantitative Analysis Group, is a multifactor stock ranking model which incorporates components stressing valuation, momentum in earnings and surprise. Claudia Mott researches and publishes the small-cap version for Prudential Securities.

  Ms. Mott is a First Vice President of Prudential Securities and Director of Small-Cap Research. She provides quantitative research to the small-cap and mid-cap investment communities in the form of stock valuation and earnings surprise models as well as topical studies and screens. She is well known for her work on the various benchmarks used to measure small-cap and mid-cap performance.

  Ms. Mott joined Prudential Securities in 1986 as a quantitative analyst supporting the existing large-cap quantitative model and related screening software. She was voted to Institutional Investor magazine's annual research all-star team in each of the past six years, ranking first in the small-company category for the past four years. Prior to joining Prudential Securities, she was a senior consultant for Interactive Data Corporation in Boston and a financial analyst for Boston Gas Company.

THE PROCESS

  THE QV MODEL

  Approximately 1,500 stocks with market capitalizations generally between $100 million and $1.5 billion are ranked according to eight fundamental factors from QV1 (best) through QV5 (worst). Each fifth is given an equal weighting of 20%.

  The eight factors are broken into three general categories or "blocks": value, momentum and surprise. The components of each "block" are as follows.

Value                       Book/Price
                            Cash Flow Yield
                            Implied Return from Internal Growth
                            Relative P/E Comparison
                            Structured Dividend Discount Model

Momentum                    Profitability Momentum (return on
                            invested capital)

Surprise                    Estimate Revision
                            Earnings Surprise

Each of the factor weightings is a result of its past performance and the value it added to the Model's overall performance. Weightings are re-balanced monthly based on the results of a multiple regression, which measures each factor's performance over the prior month (although the Fund is rebalanced quarterly). A single score for each stock is calculated on the weighted average of the percentile rankings of the factors. These scores are ranked and grouped into quintiles to get a QV Rank.

  THE OPTIMIZATION PROCESS

  The Fund's portfolio manager, Mr. Leib will use the QV rankings provided by the Prudential Securities Quantitative Analysis Group. Mr. Leib and his team will then apply quantitative analysis to determine stock selections and weightings with the objective of maximizing expected return while controlling portfolio risk relative to the Standard & Poor's Small Cap 600 Index (S&P Small-Cap 600). As part of this quantitative analysis, a risk/return analysis is performed and the liquidity of the individual stock selections and sector weightings relative to the S&P Small-Cap 600 are also considered.

  The initial Fund portfolio will be derived from stocks in the QV1, QV2 and possibly QV3 quintiles by an optimization process provided by a recognized financial consulting firm. The optimization process chooses stocks to maximize the portfolio's expected return while minimizing total portfolio risk relative to the S&P 600.

  The portfolio will be rebalanced at least quarterly. At rebalancing, the portfolio manager purchases stocks in the QV1 and QV2 quintiles, may hold stocks in the QV3 quintile and will sell stocks in the QV4 and QV5 quintiles. Stocks may be sold for other considerations, including risk and sector representation.

  In general, the Fund intends to hold up to 250 stocks with no single-issue representing more than 2% of the total assets at the time of rebalancing.

PERFORMANCE OF THE FUND

  The average annual total returns of the Fund from inception (November 10, 1997) through March 31, 1998 for the Class A, Class B, Class C and Class Z shares were 4.09%, 4.31%, 8.31% and 9.74%, respectively (unannualized). The total return of the Fund from inception (November 10, 1997) through March 31, 1998 for the Class A, Class B, Class C and Class Z shares were 9.60%, 9.31%, 9.31% and 9.74%, respectively. Total returns do not reflect the deduction of applicable sales charges.

PERFORMANCE OF THE SMALL-CAP QUANTUM PILOT ACCOUNT

  Using the QV Model Portfolio strategy from January 3, 1997 (inception date) through October 31, 1997, the Small-Cap Quantum Pilot Account (Pilot Account) returned 32.67%. For the same period, the S&P Small-Cap 600 returned 25.01%. The performance of the Pilot Account is not the past, present or future performance of the Prudential Small-Cap Quantum Fund, Inc. With the deduction of estimated total operating expenses of 1.22% for the Class A shares of the Fund and the deduction of the front-end sales charge that applies to Class A shares, the cumulative total return for the same period is 31.66% for the Pilot Account.

Source: The Prudential Investment Corporation

(1)The Pilot Account, representing approximately $12 million in assets, was managed by Prudential Investment Corporation. The investment objectives, policies and techniques (including quarterly re-balancing) of the Pilot Account are substantially similar to those of the Fund. The performance of the Pilot Account shown is not the performance of the Fund and should not be considered indicative of the Fund's future performance. The future performance of the Fund may differ from the past performance of the Pilot Account for several reasons, including because (1) to manage the Fund to comply with federal tax laws, the investment manager may make investments that differ from the QV Model, and (2) the investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code, which may adversely affect performance, do not apply to the Pilot Account.

The performance results shown for the Pilot Account reflect the deduction of transaction costs and have been adjusted for the total operating expenses of 1.22% for the Class A shares of the Fund. The Fund also offers other classes of shares with different operating expenses and sales load options which do affect performance. The performance results assume that all dividends and distributions were reinvested.

(2)The S&P Small-Cap 600 Index is a capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors. The S&P Small-Cap 600 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation and fluctuate in value.

* These results are unaudited.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    7
  Hedging and Return Enhancement Strategies.................................   10
  Investment Restrictions...................................................   13
HOW THE FUND IS MANAGED.....................................................   13
  Manager...................................................................   13
  Distributor...............................................................   14
  Fee Waivers and Subsidy...................................................   15
  Portfolio Transactions....................................................   15
  Custodian and Transfer and Dividend Disbursing Agent......................   15
  Year 2000.................................................................   15
HOW THE FUND VALUES ITS SHARES..............................................   16
HOW THE FUND CALCULATES PERFORMANCE.........................................   16
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   17
GENERAL INFORMATION.........................................................   18
  Description of Common Stock...............................................   18
  Additional Information....................................................   19
SHAREHOLDER GUIDE...........................................................   19
  How to Buy Shares of the Fund.............................................   19
  Alternative Purchase Plan.................................................   20
  How to Sell Your Shares...................................................   24
  Conversion Feature--Class B Shares........................................   27
  How to Exchange Your Shares...............................................   28
  Shareholder Services......................................................   29
APPENDIX....................................................................  A-1

-------------------------------------------

MF176P

                                       Class A:    74436N-10-8
                                       Class B:    74436N-20-7
                        CUSIP Nos.:    Class C:    74436N-30-6
                                       Class Z:    74436N-40-5

                              PRUDENTIAL SMALL-CAP
                               QUANTUM FUND, INC.
                                   PROSPECTUS

                                   [GRAPHIC]

                                 JUNE 26, 1998

                         [LOGO] PRUDENTIAL INVESTMENTS

                    PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED JUNE 26, 1998

    Prudential Small-Cap Quantum Fund, Inc. (the Fund) is a diversified, open-end, management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity-related securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated June 26, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                     ---------
Investment Objective and Policies..................................................................  B-2
Investment Restrictions............................................................................  B-11
Directors and Officers.............................................................................  B-13
Manager............................................................................................  B-16
Distributor........................................................................................  B-18
Portfolio Transactions and Brokerage...............................................................  B-19
Purchase and Redemption of Fund Shares.............................................................  B-20
Shareholder Investment Account.....................................................................  B-23
Net Asset Value....................................................................................  B-26
Taxes, Dividends and Distributions.................................................................  B-27
Performance Information............................................................................  B-29
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants......................  B-31
Financial Statements...............................................................................  B-32
Report of Independent Accountants..................................................................  B-43
Appendix I--General Investment Information.........................................................  I-1
Appendix II--Historical Performance Data...........................................................  II-1
Appendix III--Information Relating to Prudential...................................................  III-1

--------------------------------------------------------------------------------

MF176B

                       INVESTMENT OBJECTIVE AND POLICIES

    Prudential Small-Cap Quantum Fund, Inc. (the Fund) is a diversified, open-end, management investment company. The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund intends to invest primarily in equity-related securities of small-cap U.S. companies. The investment adviser considers small-cap companies to be those with market capitalizations of less than $1.5 billion. The Fund's portfolio manager will employ computer-driven quantitative strategies to construct a portfolio designed to maximize expected returns while attempting to control risk. The Fund may also invest in equity securities of companies with market capitalizations above $1.5 billion, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, derivatives and cash. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY-RELATED SECURITIES

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and
(ii) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN SECURITIES

    The Fund is permitted to invest up to 20% of its total assets in foreign securities.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

    Under the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

    The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

OPTIONS ON EQUITY SECURITIES AND SECURITIES INDICES

    The Fund may also purchase and sell put and call options on equity securities and securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indices and Futures Contracts and Options on Futures Contracts."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

    As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on stock indices and foreign currencies. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (I.E., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees payment of margin as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or other liquid assets as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the total value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS

    The Fund will also enter into options on futures contracts for certain BONA FIDE hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (I.E., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    The Fund may write (I.E., sell) put and call options on futures contracts only if they are covered. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON

    Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Options, futures contracts, and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

LIMITATIONS ON THE PURCHASE AND SALE OF OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Fund will engage in transactions in futures contracts and options thereon only for BONA FIDE hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

    The Fund will write put options on stock indices and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. The Fund does not intend to purchase options on securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

    The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

    The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return. As an alternative to BONA FIDE hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (i) cash or other liquid assets segregated for this purpose, (ii) cash proceeds on existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.

    In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

    Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by cash or liquid assets. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (the Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. The Fund does not intend to invest in such securities during the coming year. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate for the fiscal period ended March 31, 1998 was 39%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. Make investments for the purpose of exercising control or management.

    9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3 of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
Edward D. Beach (73)                  Director                        President and Director of BMC Fund, Inc., a closed-end
                                                                       investment company; formerly, Vice Chairman of Broyhill
                                                                       Furniture Industries, Inc.; Certified Public Accountant;
                                                                       Secretary and Treasurer of Broyhill Family Foundation,
                                                                       Inc.; Member of the Board of Trustees of Mars Hill
                                                                       College; Director of The High Yield Income Fund, Inc.

Delayne Dedrick Gold (59)             Director                        Marketing and Management Consultant; Director of The High
                                                                       Yield Income Fund, Inc.

*Robert F. Gunia (51)                 Vice President and Director     Vice President (since September 1997) of Prudential
                                                                       Investments; Executive Vice President and Treasurer
                                                                       (since December 1996) of Prudential Investments Fund
                                                                       Management LLC (PIFM); Senior Vice President (since March
                                                                       1987) of Prudential Securities Incorporated (Prudential
                                                                       Securities); formerly Chief Administrative Officer (July
                                                                       1990-September 1996), Director (January 1989-September
                                                                       1996) and Executive Vice President, Treasurer and Chief
                                                                       Financial Officer (June 1987-September 1996) of
                                                                       Prudential Mutual Fund Management, Inc.; Vice President
                                                                       and Director (since May 1989) of The Asia Pacific Fund,
                                                                       Inc.; Director of The High Yield Income Fund, Inc.

Douglas H. McCorkindale (58)          Director                        Vice Chairman (since March 1984) and President (since
                                                                       September 1997) of Gannett Co. Inc. (publishing and
                                                                       media); Director of Gannett Co. Inc., Frontier
                                                                       Corporation and Continental Airlines, Inc.

*Mendel A. Melzer, CFA (38)           Director                        Chief Investment Officer (since October 1996) of
751 Broad Street                                                       Prudential Mutual Funds; formerly Chief Financial Officer
Newark, NJ 07102                                                       (November 1995-September 1996) of Prudential Investments,
                                                                       Senior Vice President and Chief Financial Officer (April
                                                                       1993-November 1995) of Prudential Preferred Financial
                                                                       Services, Managing Director (April 1991-April 1993) of
                                                                       Prudential Investment Advisors and Senior Vice President
                                                                       (July 1989-April 1991) of Prudential Capital Corporation;
                                                                       Chairman and Director of Prudential Series Fund, Inc.;
                                                                       Director of The High Yield Income Fund, Inc.

Thomas T. Mooney (56)                 Director                        President of the Greater Rochester Metro Chamber of
                                                                       Commerce; former Rochester City Manager; Trustee of
                                                                       Center for Governmental Research, Inc.; Director of Blue
                                                                       Cross of Rochester, The Business Council of New York
                                                                       State, Monroe County Water Authority, Rochester Jobs,
                                                                       Inc., Executive Service Corps of Rochester, Monroe County
                                                                       Industrial Development Corporation, Northeast Midwest
                                                                       Institute and The High Yield Income Fund, Inc.;
                                                                       President, Director and Treasurer of First Financial
                                                                       Fund, Inc. and The High Yield Plus Fund, Inc.

Stephen P. Munn (55)                  Director                        Chairman (since January 1994), Director and President
                                                                       (since 1988) and Chief Executive Officer (1988-December
                                                                       1993) of Carlisle Companies Incorporated (manufacturer of
                                                                       industrial products).

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
*Richard A. Redeker (54)              President and                   Employee of Prudential Investments; formerly President,
751 Broad St.                          Director                        Chief Executive Officer and Director (October
Newark NJ 07102                                                        1993-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc., Executive Vice President, Director and
                                                                       Member of the Operating Committee (October 1993-September
                                                                       1996) of Prudential Securities, Director (October
                                                                       1993-September 1996) of Prudential Securities Group,
                                                                       Inc.; Executive Vice President (January 1994-September
                                                                       1996) of The Prudential Investment Corporation; Director
                                                                       (January 1994-September 1996) of Prudential Mutual Fund
                                                                       Distributors, Inc. and Prudential Mutual Fund Services,
                                                                       Inc. and Senior Executive Vice President and Director
                                                                       (September 1978-September 1993) of Kemper Financial
                                                                       Services, Inc.; President and Director of The High Yield
                                                                       Income Fund, Inc.

Robin B. Smith (58)                   Director                        Chairman and Chief Executive Officer (since August 1996),
                                                                       formerly President and Chief Executive Officer (January
                                                                       1988-August 1996) and President and Chief Operating
                                                                       Officer (September 1981-December 1988) of Publishers
                                                                       Clearing House; Director of BellSouth Corporation, Texaco
                                                                       Inc., Springs Industries Inc. and Kmart Corporation

Louis A. Weil, III (56)               Director                        Publisher and Chief Executive Officer (since January 1996)
                                                                       and Director (since September 1991) of Central
                                                                       Newspapers, Inc.; Chairman of the Board (since January
                                                                       1996), Publisher and Chief Executive Officer (August
                                                                       1991-December 1995) of Phoenix Newspapers, Inc.; formerly
                                                                       Publisher (May 1989-March 1991) of Time Magazine,
                                                                       President, Publisher & Chief Executive Officer (February
                                                                       1986-August 1989) of The Detroit News and member of the
                                                                       Advisory Board, Chase Manhattan Bank-Westchester;
                                                                       Director of The High Yield Income Fund, Inc.

Clay T. Whitehead (59)                Director                        President (since May 1983) of National Exchange Inc. (new
                                                                       business development firm).

S. Jane Rose (52)                     Secretary                       Senior Vice President (since December 1996) of PIFM;
                                                                       Senior Vice President and Senior Counsel (since July
                                                                       1992) of Prudential Securities; formerly Senior Vice
                                                                       President (January 1991-September 1996) and Senior
                                                                       Counsel (June 1987-September 1996) of Prudential Mutual
                                                                       Fund Management, Inc.

Grace C. Torres (39)                  Treasurer and Principal         First Vice President (since December 1996) of PIFM; First
                                       Financial and Accounting        Vice President (since March 1993) of Prudential
                                       Officer                         Securities; formerly First Vice President (March
                                                                       1994-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc. and Vice President (July 1989-March
                                                                       1994) of Bankers Trust Corporation.

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
Marguerite E. H. Morrison (42)        Assistant                       Vice President and Associate General Counsel (since
                                       Secretary                       December 1996) of PIFM; Vice President and Associate
                                                                       General Counsel of Prudential Securities; formerly Vice
                                                                       President and Associate General Counsel (June
                                                                       1991-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc.

Stephen M. Ungerman (44)              Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments
                                                                       and the Private Asset Group of The Prudential Insurance
                                                                       Company of America (Prudential); formerly First Vice
                                                                       President (February 1993-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc. and Senior Tax Manager
                                                                       (1981-January 1993) of Price Waterhouse LLP.

------------------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** Unless otherwise indicated, the address of the Directors and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors of Prudential Mutual Funds who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $2,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the estimated aggregate compensation estimated to be paid by the Fund for the fiscal year ending March 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                         PENSION OR                             TOTAL 1997
                                                                         RETIREMENT          ESTIMATED         COMPENSATION
                                                         AGGREGATE    BENEFITS ACCRUED        ANNUAL            FROM FUND
                                                       COMPENSATION    AS PART OF FUND     BENEFITS UPON       COMPLEX PAID
NAME OF DIRECTOR                                         FROM FUND        EXPENSES          RETIREMENT         TO DIRECTORS
-----------------------------------------------------  -------------  -----------------  -----------------  ------------------
Edward D. Beach......................................    $   2,000             None                N/A      $  135,000(38/63)*
Delayne Dedrick Gold.................................    $   2,000             None                N/A      $  135,000(38/63)*
Robert F. Gunia+.....................................         None             None               None             None
Douglas H. McCorkindale**............................    $   2,000             None                N/A      $   70,000(20/35)*
Mendel A. Melzer+....................................         None             None               None             None
Thomas T. Mooney**...................................    $   2,000             None                N/A      $  115,000(31/64)*
Stephen P. Munn......................................    $   2,000             None                N/A      $   45,000(15/21)*
Richard A. Redeker+..................................         None             None               None             None
Robin B. Smith**.....................................    $   2,000             None                N/A      $   90,000(27/34)*
Louis A. Weil, III...................................    $   2,000             None                N/A      $   90,000(26/50)*
Clay T. Whitehead....................................    $   2,000             None                N/A      $   45,000(15/21)*

------------------------

 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

 ** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

 + Messrs. Gunia, Melzer and Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

    As of May 15, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of May 15, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of beneficial interest were Mr. E. Michael Caulfield and Mrs. Helen B. Caulfield JT Ten, 4 Park LN, Madison NJ 27940-2714 who held 38,169 Class Z shares (9.3%).

                                    MANAGER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of May 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $66.8 billion. According to the Investment Company Institute, as of March 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser) pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Fund's Management Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party, on May 14, 1998, and by the initial shareholder of the Fund on September 23, 1997.

    For the fiscal period ended March 31, 1998, PIFM received management fees of $726,972.

    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party, on May 14, 1998, and by the initial shareholder of the Fund on September 23, 1997.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge).

    CLASS A PLAN. For the fiscal period ended March 31, 1998, Prudential Securities received payments of $102,807 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal period ended March 31, 1998, Prudential Securities also received approximately $4,295,000 in initial sales charges.

    CLASS B PLAN. For the fiscal period ended March 31, 1998, Prudential Securities received $658,582 from the Fund under the Class B Plan and spent approximately $8,015,100 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.2% ($93,600) was spent on printing and mailing of prospectuses to other than current shareholders; 0.1% ($12,200) was spent on compensation of Pruco Securities Corporation, an affiliate broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 98.7% ($7,909,300) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (34.9% or $2,794,000) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (63.8% or $5,115,300). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus. For the fiscal period ended March 31, 1998, Prudential Securities received approximately $160,800 in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal period ended March 31, 1998, the Prudential Securities received $131,344 under the Class C Plan and spent approximately $419,100 in distributing Class C shares. It is estimated that of the latter amount, approximately 4.6% ($19,100) was spent on printing and mailing of prospectuses to other than current shareholders; 0.0% ($100) was spent in commissions paid to or on account of representatives of Prusec and 95.4% ($399,900) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (31.8% or $133,500) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (63.6% or $266,400).

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal period ended March 31, 1998, the Prudential Securities received approximately $23,500 in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 14, 1998.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the fiscal period ended March 31, 1998.

                                                                                           FISCAL
                                                                                        PERIOD ENDED
                                                                                          MARCH 31,
                                                                                            1998
                                                                                        -------------
Total brokerage commissions paid by the Fund..........................................   $   982,575
Total brokerage commissions paid to Prudential Securities and its foreign
  affiliates..........................................................................   $         0
Percentage of total brokerage commissions paid to Prudential Securities and its
  foreign affiliates..................................................................             0%

    The Fund effected no transactions involving the payment of commissions through Prudential Securities during the period ended March 31, 1998. Of the total brokerage commissions paid during that period, 12,166 (or 1.24%) were paid to firms which provide research, statistical or other services to PIFM. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV of the Fund at March 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share............     $   10.95
Maximum sales charge (5% of offering price).......................           .58
                                                                          ------
Maximum offering price............................................     $   11.53
                                                                          ------
                                                                          ------
CLASS B
Net asset value, redemption price and offering price per Class B
 share*...........................................................     $   10.93
                                                                          ------
                                                                          ------
CLASS C
Net asset value, redemption price and offering price per Class C
 share*...........................................................     $   10.93
                                                                          ------
                                                                          ------
CLASS Z
Net asset value, offering price and redemption price per Class Z
 share............................................................     $   10.96
                                                                          ------
                                                                          ------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus of the Fund.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of the Fund. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans), may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION

Death                                    A copy of the shareholder's death certificate or, in
                                         the case of a trust, a copy of the grantor's death
                                         certificate, plus a copy of the trust agreement
                                         identifying the grantor.

Disability--An individual will be        A copy of the Social Security Administration award
considered disabled if he or she is      letter or a letter from a physician on the
unable to engage in any substantial      physician's letterhead stating that the shareholder
gainful activity by reason of any        (or, in the case of a trust, the grantor) is
medically determinable physical or       permanently disabled. The letter must also indicate
mental impairment which can be expected  the date of disability.
to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b)       A copy of the distribution form from the custodial
Custodial Account                        firm indicating (i) the date of birth of the
                                         shareholder and (ii) that the shareholder is over
                                         age 59 and is taking a normal distribution--signed
                                         by the shareholder.

Distribution from Retirement Plan        A letter signed by the plan administrator/trustee
                                         indicating the reason for the distribution.

Excess Contributions                     A letter from the shareholder (for an IRA) or the
                                         plan administrator/ trustee on company letterhead
                                         indicating the amount of the excess and whether or
                                         not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the exchange privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New York Money Market Series)
         (New Jersey Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                   $100,000     $150,000     $200,000     $250,000
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years............................................................   $     110    $     165    $     220    $     275
20 Years............................................................         176          264          352          440
15 Years............................................................         296          444          592          740
10 Years............................................................         555          833        1,110        1,388
 5 Years............................................................       1,371        2,057        2,742        3,428

------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. See "Automatic Savings Accumulation Plan."

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of the Fund.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

   TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS  PERSONAL
 MADE OVER:    SAVINGS     IRA
-------------  --------  --------
10 years       $ 26,165  $ 31,291
15 years         44,675    58,649
20 years         68,109    98,846
25 years         97,780   157,909
30 years        135,346   244,692

------------------------

  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to elect to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

    Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on

October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Average annual total return is computed according to the following formula:

                                        n
                                  P(1+T) = ERV

Where: P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n = number of years.

      ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
            (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total returns for the period from November 10, 1997 (commencement of investment operations) through March 31, 1998 for the Class A, Class B, Class C and Class Z shares of the Fund were 4.09%, 4.31%, 8.31% and 9.74%, respectively (unannualized).

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 10, 1997 through March 31, 1998 for the Class A, Class B, Class C and Class Z shares of the Fund were 9.60%, 9.31%, 9.31% and 9.74%, respectively.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                             6
                              YIELD=2[(a-b+1) -1]
                                       ---
                                       cd

    Where:  a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE
OVER THE LONG - TERM
   AVERAGE ANNUAL
       RETURNS
   1/1/26 12/31/97
                            Long-Term Govt.
Common Stocks                         Bonds  Inflation
11.0%                                  5.2%       3.1%

------------------------

    (1)SOURCE: IBBOTSON ASSOCIATES, STOCKS, BONDS, BILLS AND INFLATION--1998 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

    Advertising for the Fund also may describe the performance of the Fund compared to relevent indices, including the Russell 2000 Index, Russell 1000 Value Index and Russell 1000 Growth Index. The Russell 2000 Index is comprised of the bottom two-thirds of the largest 3000 publicly traded companies domiciled in the U.S. These stocks represent approximately 11% of the U.S. equity market. The Russell 2000 is an unmanaged index and includes the reinvestment of dividends. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price to book and price-earnings ratios, lower dividend yields and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal period ended March 31, 1998, the Fund incurred fees of approximately $108,000 for PMFS's services.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual report of the Fund.

PORTFOLIO OF INVESTMENTS AS OF           PRUDENTIAL SMALL-CAP QUANTUM
MARCH 31, 1998                           FUND, INC.
---------------------------------------------------------------------
---------------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
COMMON STOCKS
------------------------------------------------------------
BASIC INDUSTRY--13.7%
   20,100   Alaska Air Group, Inc.(a)              $  1,089,169
  121,100   AMCOL International Corp.                 1,831,637
   58,100   Applied Industrial Technologies,
              Inc.                                    1,565,069
   60,800   Barnes Group, Inc.                        2,025,400
   74,900   BE Aerospace, Inc.(a)                     2,106,562
   97,100   Blount International, Inc.                2,888,725
   38,300   Carbide/Graphite Group, Inc.(a)           1,149,000
   58,100   Chemed Corp.                              2,382,100
   38,200   Circle International Group, Inc.          1,012,300
   21,400   Cleveland-Cliffs, Inc.                    1,150,250
   44,100   Commercial Intertech Corp.                1,052,888
   19,800   Hadco Corp.(a)                              784,575
  112,400   IMCO Recycling, Inc.                      1,952,950
   51,400   Innovex, Inc.                             1,252,875
   53,900   Kaydon Corp.                              2,203,162
   35,800   Lone Star Industries, Inc.                2,485,862
   40,100   M.S. Carriers, Inc.(a)                    1,358,388
   52,300   Maverick Tube Corp.(a)                      925,056
   50,100   Medusa Corp.                              3,062,362
   11,600   NACCO Industries, Inc.                    1,554,400
   52,200   Republic Group, Inc.                      1,063,575
   35,500   Texas Industries, Inc.                    2,052,344
   32,200   Tredegar Industries, Inc.                 2,332,487
   67,600   USFreightways Corp.                       2,433,600
   83,700   WD-40 Co.                                 2,547,619
   63,900   Wellman, Inc.                             1,381,837
   46,900   Wolverine Tube, Inc.(a)                   1,881,862
   57,600   Zeigler Coal Holding Co.                    986,400
                                                   ------------
                                                     48,512,454
------------------------------------------------------------
BUSINESS SERVICES--2.2%
   42,200   Abacus Direct Corp.(a)                    2,204,950
   96,300   Dames & Moore Group                       1,281,994
   56,100   Hooper Holmes, Inc.                       1,199,138
   44,600   Merrill Corporation                    $    981,200
   67,200   TMP Worldwide, Inc.(a)                    2,142,000
                                                   ------------
                                                      7,809,282

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
CAPITAL SPENDING--3.0%
   59,100   Anixter International, Inc.(a)            1,089,656
   33,800   DT Industries, Inc.                       1,297,075
   60,100   Flowserve Corp.                           1,960,762
   72,300   Graco, Inc.                               2,191,594
   49,000   Halter Marine Group, Inc.(a)                777,875
   55,700   Manitowoc Co., Inc.                       2,151,412
   48,450   World Fuel Services Corp.                 1,065,900
                                                   ------------
                                                     10,534,274
------------------------------------------------------------
CONSUMER CYCLICAL--6.2%
   29,600   Arvin Industries, Inc.                    1,211,750
   61,400   Carlisle Companies, Inc.                  3,016,275
   85,700   Champion Enterprises, Inc.(a)             2,287,119
   53,500   D. R. Horton, Inc.                        1,136,875
   64,900   Intermet Corp.                            1,460,250
   77,600   Kaufman & Broad Home Corp.                2,526,850
   60,200   La-Z-Boy, Inc.                            3,006,237
   45,500   MascoTech, Inc.                           1,049,344
   64,500   Myers Industries, Inc.                    1,346,438
   36,400   Standard Products Co.                     1,198,925
   51,300   Superior Industries International,
              Inc.                                    1,702,519
   90,700   Wynn's International, Inc.                2,063,425
                                                   ------------
                                                     22,006,007
------------------------------------------------------------
CONSUMER SERVICES--16.6%
  113,300   ADVO, Inc.(a)                             3,129,912
   14,600   Anchor Gaming(a)                          1,084,050
   51,200   Applebee's International, Inc.            1,184,000
  184,700   Arctic Cat, Inc.                          1,720,019
  158,000   Books-A-Million, Inc.(a)                    918,375
  131,000   Buffets, Inc.(a)                          1,801,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-32

PORTFOLIO OF INVESTMENTS AS OF           PRUDENTIAL SMALL-CAP QUANTUM
MARCH 31, 1998                           FUND, INC.
---------------------------------------------------------------------
---------------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
CONSUMER SERVICES (CONT'D.)
   58,100   Cannondale Corp.(a)                    $    962,281
   31,100   CapStar Hotel Co.(a)                      1,078,781
   70,600   Claire's Stores, Inc.                     1,619,387
   54,400   Dress Barn, Inc.(a)                       1,564,000
   69,400   Eagle Hardware & Garden, Inc.(a)          1,223,175
   84,000   EZCORP, Inc.(a)                             997,500
  150,700   Foodmaker, Inc.(a)                        2,919,812
   45,500   Franklin Covey Co.(a)                     1,106,219
  130,400   Genesco, Inc.(a)                          2,363,500
   36,500   Goody's Family Clothing, Inc.(a)          1,615,125
  116,000   Grand Casinos, Inc.(a)                    1,979,250
   81,800   Guilford Mills, Inc.                      2,413,100
  110,200   Guitar Center, Inc.(a)                    2,603,475
   88,400   Justin Industries                         1,243,125
   75,100   Kellwood Co.                              2,318,712
   53,700   Linens 'N Things, Inc.(a)                 2,950,144
  110,600   Luby's Cafeterias, Inc.                   2,101,400
  120,600   Macrovision Corp.(a)                      2,216,025
   93,600   Mohawk Industries, Inc.(a)                2,948,400
   91,200   Nash-Finch Co.                            1,812,600
   76,500   Nautica Enterprises, Inc.(a)              2,352,375
   45,800   North Face, Inc.(a)                       1,110,650
   45,600   Pomeroy Computer Resources, Inc.(a)       1,074,450
   95,900   Rawlings Sporting Goods Co., Inc.(a)      1,306,638
   71,300   Russ Berrie & Co., Inc.                   2,161,281
   65,500   Syms Corp.(a)                               925,188
   27,200   Timberland Co.(a)                         1,944,800
                                                   ------------
                                                     58,748,999
------------------------------------------------------------
CONSUMER STAPLES--3.3%
   51,300   Canandaigua Brands, Inc.(a)               2,930,512
  146,600   DIMON, Inc.                               2,446,388
   64,300   Nutramax Products, Inc.(a)                  807,769
   94,600   Smithfield Foods, Inc.(a)                 3,263,700
   58,500   Swisher International Group, Inc.(a)        760,500
   50,100   Windmere-Durable Holdings, Inc.(a)        1,302,600
                                                   ------------
                                                     11,511,469

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
ENERGY--6.6%
   73,900   Atmos Energy Corp.                     $  2,189,287
   38,100   Atwood Oceanics, Inc.(a)                  2,059,781
   33,500   Cliffs Drilling Co.(a)                    1,383,969
   50,200   Eastern Enterprises, Inc.                 2,158,600
  109,400   Key Energy Group, Inc.(a)                 1,784,588
   56,900   New Jersey Resources Corp.                2,229,769
   88,100   Patterson Energy, Inc.(a)                 1,013,150
   83,600   Piedmont Natural Gas Co., Inc.            2,905,100
   62,500   Pool Energy Services Co.(a)               1,460,938
   96,700   Pride International, Inc.(a)              2,308,712
   40,500   Trico Marine Services, Inc.(a)              853,031
   27,700   Veritas DGC, Inc.(a)                      1,400,581
   74,000   Vintage Petroleum, Inc.                   1,554,000
                                                   ------------
                                                     23,301,506
------------------------------------------------------------
FINANCE--15.0%
  104,400   ALLIED Group, Inc.                        3,366,900
   63,800   American Heritage Life Investment
              Corp.                                   1,315,875
   68,700   AMRESCO, Inc.(a)                          2,249,925
   43,600   Arthur J. Gallagher & Co.                 1,888,425
   23,800   Community First Bankshares, Inc.          1,213,800
   68,500   Delta Financial Corp.(a)                  1,185,906
   39,600   E*TRADE Group, Inc.(a)                      987,525
   43,230   Fidelity National Financial, Inc.         1,588,703
   52,050   First American Financial Corp.            3,331,200
   50,100   FirstBank Puerto Rico                     2,307,731
   96,100   Foremost Corp. of America                 2,354,450
   37,100   HUBCO, Inc.                               1,421,394
   35,300   IPC Holdings Ltd., ADR (Bermuda)          1,138,425
   38,000   Jefferies Group, Inc.                     2,147,000
   67,600   John Alden Financial Corp.                1,457,625
   30,100   Legg Mason, Inc.                          1,785,306
   91,800   Orion Capital Corp.                       5,020,312
   79,200   Raymond James Financial, Inc.             3,450,150
  155,400   Rollins Truck Leasing Corp.               2,146,462
   70,000   Selective Insurance Group, Inc.           1,881,250
   79,600   TR Financial Corp.                        2,766,100
   52,300   Webster Financial Corp.                   3,634,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-33

PORTFOLIO OF INVESTMENTS AS OF           PRUDENTIAL SMALL-CAP QUANTUM
MARCH 31, 1998                           FUND, INC.
---------------------------------------------------------------------
---------------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
FINANCE (CONT'D.)
   69,400   Westcorp                               $  1,162,450
   50,800   XTRA Corp.                                3,276,600
                                                   ------------
                                                     53,078,364
------------------------------------------------------------
HEALTHCARE--6.3%
   46,500   ADAC Laboratories(a)                      1,075,313
   69,100   Atria Communities, Inc.(a)                1,330,175
  184,100   BioSource International, Inc.(a)          1,185,144
   42,300   Cooper Cos., Inc.(a)                      1,795,106
   25,000   ESC Medical Systems Ltd., ADR
              (Israel)(a)                               878,125
   60,500   FPA Medical Management, Inc.(a)             933,969
   64,200   Integrated Health Services, Inc.          2,523,863
   55,000   Mariner Health Group, Inc.(a)               941,875
   91,700   Maxxim Medical, Inc.(a)                   2,630,644
   85,100   PMR Corp.(a)                              1,340,325
  214,700   Roberts Pharmaceutical Corp.(a)           3,059,475
   46,000   Sabratek Corp.(a)                         1,610,000
   21,600   Theragenics Corp.(a)                      1,375,650
   55,300   VISX, Inc.(a)                             1,382,500
                                                   ------------
                                                     22,062,164
------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--1.8%
   71,100   Capstead Mortgage Corp.                   1,404,225
   88,800   JP Realty, Inc.                           2,253,300
   89,800   Macerich Co.                              2,671,550
                                                   ------------
                                                      6,329,075

------------------------------------------------------------
TECHNOLOGY--15.2%
   71,100   Advanced Digital Information
              Corp.(a)                                1,119,825
   70,100   Aliant Communications, Inc.               2,383,400
   83,600   Alpha Industries, Inc.(a)                 1,290,575
   24,600   Aspect Development, Inc.(a)               1,349,925
   31,900   Avid Technology, Inc.(a)                  1,311,888
   68,200   Benchmark Electronics, Inc.(a)            1,624,012
   78,500   C-Cube Microsystems, Inc.(a)              1,462,062
   25,200   CIBER, Inc.(a)                            1,762,425
   44,400   Coherent, Inc.(a)                         1,073,925


SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
   70,700   Dallas Semiconductor Corp.             $  2,377,287
   87,600   Digital Microwave Corp.(a)                1,292,100
   46,900   DII Group, Inc.(a)                        1,008,350
   46,900   Documentum, Inc.(a)                       2,538,462
   75,500   Emulex Corp.(a)                             688,938
   32,700   General Binding Corp.                     1,064,794
   36,300   GenRad, Inc.(a)                           1,127,569
   31,800   Harbinger Corp.(a)                        1,200,450
   48,300   Harmon Industries, Inc.                     984,113
   48,100   Inacom Corp.(a)                           1,328,762
   66,200   Input/Output, Inc.(a)                     1,547,425
   32,900   Integrated Circuit Systems, Inc.(a)         688,844
   42,200   Kemet Corp.(a)                              783,338
   99,700   Larscom, Inc.(a)                            825,641
   30,700   Mastech Corp.(a)                          1,564,741
   75,900   Optical Coating Laboratory, Inc.            977,213
   60,100   Park Electrochemical Corp.                1,551,331
  100,700   Pioneer-Standard Electronics, Inc.        1,233,575
   61,400   Rainbow Technologies, Inc.(a)             1,581,050
   27,000   Sanmina Corp.(a)                          1,888,312
   38,700   Structural Dynamics Research
              Corp.(a)                                  962,663
   50,000   Symantec Corp.(a)                         1,346,875
  100,200   SymmetriCom, Inc.(a)                        713,925
   28,000   Technitrol, Inc.                          1,097,250
   19,400   United Stationers, Inc.(a)                1,199,163
   72,500   Unitrode Corp.(a)                         1,350,312
   87,300   Vanstar Corp.(a)                          1,091,250
   38,000   Vantive Corp.(a)                          1,389,375
   87,600   VLSI Technology, Inc.(a)                  1,642,500
   26,900   Whittman-Hart, Inc.(a)                    1,217,225
   47,000   XcelleNet, Inc.(a)                          890,063
   40,000   Xylan Corp.(a)                              975,000
                                                   ------------
                                                     53,505,933
------------------------------------------------------------
UTILITIES--7.0%
   31,300   Aquarion Co.                              1,015,294
   60,900   Central Hudson Gas & Electric             2,656,762
   90,300   Central Louisiana Electric Company,
              Inc.                                    3,092,775
   77,800   Commonwealth Energy System                3,102,275
   31,900   Connecticut Energy Corp.                    980,925
  128,000   Energen Corp.                             2,816,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

PORTFOLIO OF INVESTMENTS AS OF           PRUDENTIAL SMALL-CAP QUANTUM
MARCH 31, 1998                           FUND, INC.
---------------------------------------------------------------------
---------------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
UTILITIES (CONT'D.)
   56,100   Indiana Energy, Inc.                   $  1,707,544
   64,300   Madison Gas & Electric Co.                1,398,525
   30,900   Otter Tail Power Co.                      1,162,613
   19,800   Pacific Gateway Exchange, Inc.(a)         1,133,550
   40,000   Premiere Technologies, Inc.(a)            1,385,000
   55,800   Sierra Pacific Resources                  2,095,987
   32,500   Southern California Water Co.               845,000
   24,300   WICOR, Inc.                               1,175,513
                                                   ------------
                                                     24,567,763
            Total long-term investments
              (cost $315,048,618)                   341,967,290
                                                   ------------
PRINCIPAL
AMOUNT
(000)
-----
SHORT-TERM INVESTMENT--3.0%
REPURCHASE AGREEMENT
------------------------------------------------------------
$  10,590   Joint Repurchase Agreement Account,
              5.95%, 4/1/98
              (cost $10,590,000; Note 5)             10,590,000
                                                   ------------
------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
            (cost $325,638,618; Note 4)             352,557,290
            Other assets in excess of
              liabilities--0.1%                         401,957
                                                   ------------
            Net Assets--100%                       $352,959,247
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

STATEMENT OF ASSETS AND LIABILITIES      PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                         MARCH 31, 1998
                                                                                                               --------------
Investments, at value (cost $325,638,618)..................................................................      $ 352,557,290
Cash.......................................................................................................              3,608
Receivable for Fund shares sold............................................................................          1,178,355
Dividends and interest receivable..........................................................................            190,334
Prepaid registration fees..................................................................................            177,859
Deferred organizational costs..............................................................................            144,257
                                                                                                                 --------------
   Total assets............................................................................................        354,251,703
                                                                                                                 --------------
LIABILITIES
Payable for Fund shares reacquired.........................................................................            778,514
Distribution fee payable...................................................................................            215,316
Management fee payable.....................................................................................            174,175
Accrued expenses...........................................................................................            124,451
                                                                                                                 --------------
   Total liabilities.......................................................................................          1,292,456
                                                                                                                 --------------
NET ASSETS.................................................................................................      $ 352,959,247
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................      $      32,268
   Paid-in capital in excess of par........................................................................        321,886,640
                                                                                                                 --------------
                                                                                                                   321,918,908
   Accumulated net realized gain on investments............................................................          4,121,667
   Net unrealized appreciation on investments..............................................................         26,918,672
                                                                                                                 --------------
Net assets, March 31, 1998.................................................................................      $ 352,959,247
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($115,620,841 / 10,556,196 shares of common stock issued and outstanding)............................             $10.95
   Maximum sales charge (5% of offering price).............................................................                .58
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $11.53
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($196,670,835 / 17,992,721 shares of common stock issued and outstanding)............................             $10.93
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($36,628,050 / 3,350,920 shares of common stock issued and outstanding)..............................             $10.93
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,039,521 / 368,612 shares of common stock issued and outstanding).................................             $10.96
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                          NOVEMBER 10, 1997(A)
                                                THROUGH
NET INVESTMENT INCOME                        MARCH 31, 1998
                                          --------------------
Income
   Dividends (net of foreign witholding
      taxes of $752)...................       $  1,520,000
   Interest............................            521,019
                                          -----------------
      Total income.....................          2,041,019
                                          -----------------
Expenses
   Management fee......................            726,972
   Distribution fee--Class A...........            102,807
   Distribution fee--Class B...........            658,582
   Distribution fee--Class C...........            131,344
   Registration fees...................            188,000
   Transfer agent's fees and
      expenses.........................            115,000
   Reports to shareholders.............             45,000
   Custodian's fees and expenses.......             45,000
   Audit fees and expenses.............             25,000
   Legal fees and expenses.............             15,000
   Amortization of deferred
      organizational expenses..........              9,928
   Directors' fees and expenses........              9,000
   Miscellaneous.......................              1,268
                                          -----------------
      Total expenses...................          2,072,901
                                          -----------------
Net investment loss....................            (31,882)
                                          -----------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions.............          4,186,668
   Financial futures contracts.........              4,565
                                          -----------------
                                                 4,191,233
                                          -----------------
Net change in unrealized appreciation
   on investments......................         26,918,672
                                          -----------------
Net gain on investments................         31,109,905
                                          -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..............       $ 31,078,023
                                          -----------------
                                          -----------------

---------------
(a) Commencement of investment operations.

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                          NOVEMBER 10, 1997(A)
INCREASE (DECREASE) IN                          THROUGH
NET ASSETS                                   MARCH 31, 1998
                                          -------------------
Operations
   Net investment loss..................      $    (31,882)
   Net realized gain on investments.....         4,191,233
   Net change in unrealized appreciation
      on investments....................        26,918,672
                                          -----------------
   Net increase in net assets resulting
      from operations...................        31,078,023
                                          -----------------
Distributions in excess of net
   investment income (Note 1)
   Class A..............................           (97,677)
   Class B..............................           (16,994)
   Class C..............................            (3,484)
   Class Z..............................            (3,733)
                                          -----------------
                                                  (121,888)
                                          -----------------
Fund share transactions (Note 6)
   Net proceeds from shares sold........       349,199,926
   Net asset value of shares issued in
      reinvestment of distributions.....           118,604
   Cost of shares reacquired............       (27,415,418)
                                          -----------------
   Net increase in net assets from Fund
      share transactions................       321,903,112
                                          -----------------
Total increase..........................       352,859,247

NET ASSETS
Beginning of period.....................           100,000
                                          -----------------
End of period...........................      $352,959,247
                                          -----------------
                                          -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Prudential Small-Cap Quantum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on November 10, 1997. The investment objective of the Fund is long-term capital appreciation by investing primarily in equity securities of small-cap U.S. companies.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities listed on a securities exchange and Nasdaq National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principle market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income and distributions of net realized capital, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------
                                       B-38

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DEFERRED ORGANIZATION EXPENSES: Approximately $154,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with "Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to decrease accumulated net investment loss by $153,770, decrease accumulated net realized gain on investments by $69,566 and decrease paid in capital in excess of par by $84,204 due to distributions paid from net investment income to satisfy excise tax requirements which was subsequently offset by net investment losses and certain expenses not deductible for tax purposes. Net investment loss, net realized gains and net assets were not affected by this investment.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"), doing business as Prudential Investments ("PI," the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the period ended March 31, 1998.

PSI has advised the Fund that it has received approximately $4,295,000 in front-end sales charges resulting from sales of Class A shares during the period ended March 31, 1998. From these fees, PSI paid such sales charges, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the period ended March 31, 1998, it received approximately $160,800 and $23,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended March 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended March 31, 1998, the Fund incurred fees of approximately $108,000 for the services of PMFS. As of March 31, 1998, approximately $24,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       B-39

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1998 were $428,860,955 and $117,950,485, respectively.

The federal income tax basis of the Fund's investments at March 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $26,918,672 (gross unrealized appreciation--$38,500,013; gross unrealized depreciation--$11,581,341).
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 1998, the Fund has a .83% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $10,590,000 principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Credit Suisse First Boston Corp., 6.00%, in the principal amount of $388,000,000, repurchase price $388,064,667, due 4/1/98. The value of the collateral including accrued interest is $402,989,454.

Morgan Stanley, Dean Witter, Discover & Co., 5.94%, in the principal amount of $125,000,000, repurchase price $125,020,625, due 4/1/98. The value of the collateral including accrued interest is $127,500,925.

Salomon Smith Barney, 5.93%, in the principal amount of $388,000,000, repurchase price $388,063,912, due 4/1/98. The value of the collateral including accrued interest is $396,440,446.

SBC Warburg Dillon Read, Inc., 5.92%, in the principal amount of $263,000,000, repurchase price $263,043,249, due 4/1/98. The value of the collateral including accrued interest is $268,277,527.

UBS Securities, Inc., 5.95%, in the principal amount of $106,691,000, repurchase price $106,708,634, due 4/1/98. The value of the collateral including accrued interest is $108,827,671.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

As of March 31, 1998 Prudential owned 2,520 Class A shares, 2,520 Class B shares, 2,520 Class C shares and 2,510 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................  11,854,211   $118,541,655
Shares issued in reinvestment of
  distributions......................       9,833         95,083
Shares reacquired....................  (1,310,348)   (13,297,055)
                                       ----------   ------------
Net increase in shares outstanding...  10,553,696   $105,339,683
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................  18,843,085   $188,337,566
Shares issued in reinvestment of
  distributions......................       1,695         16,395
Shares reacquired....................    (854,559)    (8,722,973)
                                       ----------   ------------
Net increase in shares outstanding...  17,990,221   $179,630,988
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................   3,713,146   $ 37,077,480
Shares issued in reinvestment of
  dividends..........................         354          3,426
Shares reacquired....................    (365,080)    (3,723,232)
                                       ----------   ------------
Net increase in shares outstanding...   3,348,420   $ 33,357,674
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       B-40

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

Class Z                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................     528,277   $  5,243,225
Shares issued in reinvestment of
  distributions......................         383          3,700
Shares reacquired....................    (162,548)    (1,672,158)
                                       ----------   ------------
Net increase in shares outstanding...     366,112   $  3,574,767
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       B-41

FINANCIAL HIGHLIGHTS                     PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

                                                             CLASS A          CLASS B          CLASS C          CLASS Z
                                                           ------------     ------------     ------------     ------------
                                                           NOVEMBER 10,     NOVEMBER 10,     NOVEMBER 10,     NOVEMBER 10,
                                                             1997(a)          1997(a)          1997(a)          1997(a)
                                                             THROUGH          THROUGH          THROUGH          THROUGH
                                                            MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                               1998             1998             1998             1998
                                                           ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  10.00         $  10.00         $  10.00          $10.00
                                                           ------------     ------------         ------           -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)...........................           .02             (.01)            (.01)            .02
Net realized and unrealized gain on investment
   transactions........................................           .94              .94              .94             .95
                                                           ------------     ------------         ------           -----
   Total from investment operations....................           .96              .93              .93             .97
                                                           ------------     ------------         ------           -----
LESS DISTRIBUTIONS
Distributions in excess of net investment income.......          (.01)              --               --            (.01)
                                                           ------------     ------------         ------           -----
Net asset value, end of period.........................      $  10.95         $  10.93         $  10.93          $10.96
                                                           ------------     ------------         ------           -----
                                                           ------------     ------------         ------           -----
TOTAL RETURN(c):.......................................          9.60%            9.31%            9.31%           9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $115,621         $196,671         $ 36,628          $4,039
Average net assets (000)...............................      $106,453         $170,484         $ 34,000          $2,709
Ratios to average net assets(b):
   Expenses, including distribution fees...............          1.22%            1.97%            1.97%           0.97%
   Expenses, excluding distribution fees...............          0.97%            0.97%            0.97%           0.97%
   Net investment income (loss)........................           .47%            (.29)%           (.29)%           .51%
Portfolio turnover rate................................            39%              39%              39%             39%
Average commission rate paid per share.................      $  .0445         $  .0445         $  .0445          $.0445

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

REPORT OF INDEPENDENT ACCOUNTANTS        PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Small-Cap Quantum Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small-Cap Quantum Fund, Inc. (the "Fund") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period November 10, 1997 (commencement of operations) through March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
May 14, 1998

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  VALUE OF $1.00
                   INVESTED ON
                      1/1/26
                     THROUGH
                    12/31/97.

Small Stocks            $5,519.97
Common Stocks           $1,828.33
Long-Term Bonds            $39.07
Treasury Bills             $14.25
Inflation                   $9.02

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                            '87      '88      '89      '90      '91      '92      '93      '94      '95      '96      '97
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                     2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%
---------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%
---------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                     2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%
---------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                     5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%
---------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                    35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN PERCENT   33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7    17.12

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/86 - 12/31/97)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

The Netherlands      20.5%
Sweden               20.4%
Spain                20.4%
Hong Kong            19.7%
Belgium              19.5%
Switzerland          17.9%
USA                  17.1%
UK                   16.6%
France               15.6%
Germany              12.1%
Austria               9.6%
Japan                 6.6%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1969-1997
Capital Appreciation only                  $105,413
Capital Appreciation and Reinvesting
Dividends                                  $304,596

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          WORLD TOTAL: $12.5 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada             2.5%
U.S.              49.8%
Europe            32.1%
Pacific
Basin             15.6%

Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 31, 1997, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

------------------------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

                                     III-1

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

------------------------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6) As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(7) As of December 31, 1997.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3